EXHIBIT 32.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Merriman Curhan Ford Group, Inc. on Form 10-Q for the three months and six months ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, D. Jonathan Merriman and Peter V. Coleman, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 11, 2009

By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman Chief Executive Officer

By:	/s/ PETER V. COLEMAN
Peter V. Coleman Chief Financial Officer